UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of Registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Brian R. Wiedmeyer, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6844
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2022

Date of reporting period:  March 31, 2022

Item 1. Report to Stockholders.

(a)

Ticker : C S C A X

Cusip :  5 6 1 6 6 Y 8 7 5

Cove Street Capital
Small Cap Value Fund

March 31st

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Semi-Annual Report

www.CoveStreetFunds.com  |  866-497-0097

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Semi-Annual Report 2022
Cove Street Capital Small Cap Value Fund
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Table of
Contents

☐ Letter to Shareholders	4
☐ Performance	7
☐ Expense Example	8
☐ Holdings Presentation	9
☐ Semi-Annual Schedule of Investments	10
☐ Financial Statements	12
☐ Financial Highlights	15
☐ Notes to Financials	16
☐ Appendix	22

www.CoveStreetFunds.com
866-497-0097

Semi-Annual Report 2022 — CSCAX	Letter to Shareholders
Cove Street Capital Small Cap Value Fund	March 31, 2022 (unaudited)

Dear Fellow
Shareholders,

We often suggest to investors that we seek to be competitive in up markets and outperform in down markets and we are pleased to say we lived up to our self-billing in the first quarter of 2022. There was a nice quarter end rally that rescued many from a complete clobbering, but nonetheless most of what we own held in fairly well.

We remain concentrated in better businesses that our research suggests are “merely” at risk of quotational depreciation rather than “what the hell could you possibly have been thinking” risks. We continue to see a lot more pain to come in the land of “silly” valuations, as a 70% decline in a speculative and/or grossly overvalued pieces of nonsense do not in any way remotely translate to value. It’s just one number moving to a lower number and profitability is still not projected until 2026. The case for the relative trade of rational versus silly (the technical phrase is value versus growth) to display centipede legs of duration remains strong. A curated portfolio of reasonably priced equities—and we mean reasonably priced—may be the tallest investable asset class in the room.

As usual, we will start with our detractors. Colfax Corp. (Ticker: CFX) is splitting into two companies—healthcare and welding—as we speak. We think the healthcare business is going to drive the day, but ESAB, a Swedish industrial company producing welding and automation equipment and cutting machines of which CFX is the parent company, is facing some “maybe a recession” worries. The latter is in our opinion short-term and we are likely to buy more of both post-spin.

SecureWorks Corp. (Ticker: SCWX) had the worst return of our holdings this quarter, and let’s say we have been just a little early. We think management is doing an excellent job of converting their “old” business of offering a managed, people-intensive service in cyber security monitoring to a software based offering that has much higher margins, growth, and valuation expansion. That remains a minority viewpoint for now but we see the end of 2022 as the end of this transition and 2023 offering much more visibility into growth and a great business model. The stock is also thinly traded which exacerbates minor movements in both directions.

AZZ Inc. (Ticker: AZZ), is the largest galvanizer of steel in the United States and provides metal coating solutions and some specialized energy products as well. Our research indicates that the galvanizing business has high barriers to entry and is a jewel surrounded by a mediocre energy products and services portfolio. The localized monopoly nature of their galvanizing plants supports normalized margins well into the mid-20s. They announced a material acquisition of an “adjacent” coating business that will require a mix of debt and equity financing, which has put a lid on the stock in the near term. We think this enhances long term growth and earnings power while maintaining returns on capital.

Moving on to our contributors for the quarter, the market over-reacted to the decision of Compass Minerals International, Inc. (Ticker: CMP) to cut their dividend in Q4 to fund future opportunities and apparently fixed that disappointment in Q1. The company also benefitted from a more normal snow season, which benefits the salt division, and complete chaos in the agriculture supply chain, which supports pricing in their sulphate of potash product line. Stay tuned for their analyst day this summer to detail what we think is the largest “doable” lithium asset in North America.

The stock of Ecovyst Inc. (Ticker: ECVT) recovered from a “technical” fall in Q4 as a large shareholder sold stock in a terribly underwritten secondary offering. We added to our position as there are no changes in very positive fundamentals and valuation.

Viasat Inc. (Ticker: VSAT) inches closer to a close of their merger with Inmarsat and a launch of the first of the VSAT-3 satellite trio, which many investors have been waiting for.

C S C A X

Letter to Shareholders - (continued)	Semi-Annual Report 2022 — CSCAX
March 31, 2022 (unaudited)	Cove Street Capital Small Cap Value Fund

Additionally, the current war footing in Europe has contributed to an increased interest in U.S. defense contractors providing high-end equipment to the U.S. military. Both developments have benefited the Company, and we continue to expect additional valuation expansion as the new constellation is launched and Inmarsat deal is closed.

A new position this quarter, Nature’s Sunshine Products, Inc. (Ticker: NATR) is a natural health and wellness company that sells nutritional and personal care products through both a multi-level marketing network as well as a through traditional brick and mortar distribution. The company has undergone a fundamental transformation thanks to its new CEO, Terrence Moorehead, rekindling organic growth at a company that hadn’t grown in over a decade. Increased margins and improving cash flows have moved in conjunction with increasing earnings power of the business. Our research indicates significant upside from the company’s current valuation.

We think people really underestimate the lack of attention still being paid to the small cap universe. One example are small cap investor conferences, which are great for youthful data absorption, but which are in some ways a solid indicator of a failed business enterprise when you start seeing some of the same names ten years later. Our point here is that we used to have to fight to get one-on-one meetings with a management team, battling with hedge funds who had nothing better to do than turnover their portfolio twice a month and thus garner love, attention, and meetings with whomever they chose due to their prodigious commission flow. The worm has turned as we now get calls from the conference sponsors (with whom we do no business, mind you) begging us to fill a 30 minute spot.

Geopolitical issues are somewhat beyond our paygrade. We have opinions (really, really strong ones), but they remain difficult to employ within the world in which we live—mostly U.S. and mostly equity-oriented investing. We obviously pay careful attention to any input that effects long-term profitability and growth, but it is difficult to apply the maxim of “quantify and reassess” to the idea of a reclusive dictator who thinks proudly of a legacy that involves three bloody uncivil wars within the space of 30 years and who believes a closeted and anesthetized population will continue to give blood to support it—for now, at least.

And day trading based on “sources close to the negotiations” somehow strikes us as almost as unhelpful as watching an index of daily snowfall across 50 cities as a way to make money in road de-icer Compass Minerals (trust us, really unsuccessful).

What can be seen…and quantified…are obvious issues: the Russian universe is a major energy supplier, a major steel producer, a major breadbasket to the world, and a major supplier of phosphate, which feeds much of the rest of the world. And oh, yes, don’t forget the nukes and London real estate. Global isolation is going to have many derivatives of problems for the rest of the world, at very least over the near term. This conflict certainly mangles any claims of “temporary inflation,” and it mangles discussions of global supply chains, as global businesses have some really interesting, long-term decisions to make other than giving away Russian assets. In the meantime, it’s widely and wildly painful for consuming and profit margins—pick your favorite complaint.

So yes, we advise caution and naturally we are mostly fully invested. And yes, we can take advantage of the TLTROOS (Too Long to Read Our Older Stuff) state of the world and reuse one of our favorite Fitzgerald snippets:

“The test of a first-rate intelligence is the ability to hold two opposed ideas in the mind at the same time, and still retain the ability to function. One should, for example, be able to see that things are hopeless and yet be determined to make them otherwise. This philosophy fitted on to my early adult life, when I saw the improbable, the implausible, often the “impossible,” come true.”

And there were no spreadsheets then.

An interesting thing about our 2022 portfolio is an unusual number of catalysts expected to materialize this year. It is popular sport to be asked, “what is the catalyst?” or “if there is no catalyst, why am I investing?” This focus on accelerated outcomes is not completely stupid thanks to the concept of opportunity cost. And being 7 years early in a relative

C S C A X

Semi-Annual Report 2022 — CSCAX	Letter to Shareholders - (continued)
Cove Street Capital Small Cap Value Fund	March 31, 2022 (unaudited)

performance sporting event is NOT going to win you a lot of friends and Met Gala invitations. Most of the time our answer is if you have compounding businesses with a strong management team and solid values, time will resolve it. Unusually, this year has some “this is the year” elements to it that we think augur well for “value maturation.” Some examples of names we own:

•	Tegna—Done.

•	Colfax—Spin next week.

•	Viasat-3—Launches to begin in “late summer.”

•	LionsGate—Seeking “strategic alternatives.”

•	Landec—Goodbye, avocados!

•	Millicom—Financing overhang is almost over.

•	Ecovyst—Interesting conversations are floating around.

While we are happy to be patient and invest with the intention of being so, it’s always nice to be validated sooner rather than later. While bad news always seems LOUD and pointed and the prospect of good things is demeaned as Pollyannaish, there have been numerous studies conducted (Google Amos Tversky) that simply note that humans grossly overweight the prospect and materiality of negative outcomes.

We close with this exchange from one of your portfolio managers’ favorite films, Shakespeare in Love. It is not a bad representation of most of the history and progress at the intersection of financial markets and the human condition.

Philip Henslowe: Mr. Fennyman, allow me to explain about the theatre business. The natural condition is one of insurmountable obstacles on the road to imminent disaster.

Hugh Fennyman: So what do we do?

Philip Henslowe: Nothing. Strangely enough, it all turns out well.

Hugh Fennyman: How?

Philip Henslowe: I don’t know. It’s a mystery.

We appreciate your partnership and welcome IN PERSON meetings.

Best Regards,

Jeffrey Bronchick, CFA | Principal, Portfolio Manager
Shareholder, Cove Street Capital Small Cap Value Fund

The information provided herein represents the opinions of Cove Street Capital LLC and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Opinions expressed are subject to change at any time.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Current and future portfolio holdings are subject to risk. Please refer to the Schedule of Investments for a complete list of holdings.

Mutual fund investing involves risk. Principal loss is possible. There is no assurance that the investment process will consistently lead to successful results. Value investing involves risks and uncertainties and does not guarantee better performance or lower costs than other investment methodologies. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. Concentration of assets in a single or small number of issuers, may reduce diversification and result in increased volatility.

The Russell 2000® Index measures the performance of the small cap segment of the U.S. equity universe, representing approximately 10% of the total market capitalization of the Russell 3000® Index, and the Russell 2000® Value Index includes those Russell 2000® Index companies with lower price to book ratios and lower forecasted growth values. One cannot invest directly in an index.

Cash Flow refers to the net amount of cash and cash equivalents being transferred in and out of a company.

The Cove Street Small Cap Value Fund is distributed by Quasar Distributors, LLC.

C S C A X

Institutional Class Performance	Semi-Annual Report 2022 — CSCAX
March 31, 2022 (unaudited)	Cove Street Capital Small Cap Value Fund

Annualized Rates of Return (%) as of March 31, 2022

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-866-497-0097.

Performance shown for the period through January 20, 2012 reflects performance for CSC Small Cap Value Fund, a series of CNI Charter Funds, the predecessor to Cove Street Capital Small Cap Value Fund ("The Fund"). The Fund has the same portfolio manager and substantially similar investment strategies to the predecessor fund. The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from December 31, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

The gross expense ratio as per the Prospectus is 1.22%. The Fund imposes a 2.00% redemption fee on shares sold within 60 days of purchase. Performance data does not reflect the redemption fee. If it had, return would be reduced.

Value of $10,000 Investment as of March 31, 2022

(1)
The Institutional Class commenced operations on October 3, 2001. The performance results for the Institutional Class reflect the performance of the Investor Class shares from September 30, 1998 through October 2, 2001. The Investor Class subsequently closed, effective November 25, 2015.

(2)
The Russell 2000® Index is a market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. One cannot invest directly in an index.

(3)
The Russell 2000® Value Index measures the performance of the small-cap value segment of U.S. equity securities. It includes those Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Past performance does not guarantee future results. Graph and table do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.

C S C A X

Semi-Annual Report 2022 — CSCAX	Expense Example
Cove Street Capital Small Cap Value Fund	March 31, 2022 (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, redemption fees, broker commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2021 – March 31, 2022).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

	BEGINNING ACCOUNT VALUE (10/01/2021)	ENDING ACCOUNT VALUE (3/31/2022)	EXPENSES PAID DURING PERIOD (1) 10/01/2021- 3/31/2022
Institutional Class Actual (2)	$1,000.00	$1,029.40	$6.32
Institutional Class Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.70	$6.29

(1)
Expenses are equal to the Fund's annualized expense ratio for the most recent six-month period of 1.25%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual return for the six-month period ended March 31, 2022 of 2.61%.

C S C A X

Holdings Presentation	Semi-Annual Report 2022 — CSCAX
March 31, 2022 (unaudited)	Cove Street Capital Small Cap Value Fund

Sector Allocation (1) (% of net assets) as of March 31, 2022

Top 10 Equity Holdings(1) (% of net assets) as of March 31, 2022

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

C S C A X

Schedule of Investments	Semi-Annual Report 2022 — CSCAX
March 31, 2022 (unaudited)	Cove Street Capital Small Cap Value Fund

	Shares	Value
COMMON STOCKS - 98.2%

Basic Materials - 20.3%
Chase Corp.	8,900	$773,499
Compass Minerals International, Inc.	49,500	3,108,105
Ecovyst, Inc.	300,000	3,468,000
NewMarket Corp.	3,700	1,200,206
Sandstorm Gold Ltd.	110,000	888,800
UFP Technologies *	15,000	992,550
		10,431,160
Consumer Discretionary - 15.1%
E.W. Scripps - Class A	77,600	1,613,304
Liberty TripAdvisor Holdings, Inc. – Class A *	350,000	717,500
Lions Gate Entertainment Corp. *	170,000	2,555,100
Six Flags Entertainment Corp. *	22,800	991,800
Wayside Technology Group, Inc.	55,039	1,882,334
		7,760,038
Consumer Staples - 6.5%
Landec Corp. *	260,000	3,010,800
Nature's Sunshine Products, Inc.	21,458	360,924
		3,371,724
Energy - 5.3%
Blueknight Energy Partners LP	813,854	2,718,272

Financials - 14.0%
Global Indemnity Group	100,000	2,609,000
Liberty Media Acquisition Corp. *	61,000	604,510
StoneX Group, Inc. *	24,000	1,781,520
Tiptree, Inc.	23,086	296,655
White Mountains Insurance Group, Ltd.	1,700	1,931,608
		7,223,293
Health Care - 1.9%
Viemed Healthcare, Inc. *	200,000	996,000

Industrials - 13.3%
AZZ	33,000	1,591,920
DLH Holdings *	70,000	1,325,800
Ducommun, Inc. *	29,900	1,566,461
KBR, Inc.	25,300	1,384,669
Standex International Corp.	10,000	999,200
		6,868,050

See Notes to Financial Statements.

C S C A X

Schedule of Investments – continued	Semi-Annual Report 2022 — CSCAX
March 31, 2022 (unaudited)	Cove Street Capital Small Cap Value Fund

	Shares	Value
Technology - 8.4%
CommVault Systems, Inc. *	15,000	995,250
Great Elm Group, Inc. *	141,840	256,730
IEH Corp. * (a)	90,000	1,120,500
N-able, Inc. *	62,425	568,068
SecureWorks Corp. *	105,300	1,395,225
		4,335,773
Telecommunications - 10.6%
Millicom International Cellular *	51,300	1,293,273
ViaSat, Inc. *	85,000	4,148,000
		5,441,273
Utilities - 2.8%
Heritage-Crystal Clean *	48,900	1,447,929

Total Common Stocks (Cost $40,861,951)		50,593,512

SHORT-TERM INVESTMENT - 1.8%
Invesco Treasury Obligations Portfolio, Institutional Class, 0.17% ^
Total Short-Term Investment (Cost $899,856)	899,856	899,856

Total Investments - 100.0% (Cost $41,761,807)		51,493,368
Other Assets and Liabilities, Net - 0.0%		11,501
Total Net Assets - 100.0%		$51,504,869

*	Non-income producing security.
(a)
Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. The illiquid security has a total fair value of $1,120,500, which represents 2.2% of net assets. See Notes 2 and 3 in Notes to Financial Statements.

^	The rate of shown is the annualized seven day effective yield as of March 31, 2022.

See Notes to Financial Statements.

C S C A X

Statement of Assets and Liabilities	Semi-Annual Report 2022 — CSCAX
March 31, 2022 (unaudited)	Cove Street Capital Small Cap Value Fund

ASSETS:
Investments, at value (Cost: $41,761,807)	$51,493,368
Dividends and interest receivable	10,924
Receivable for capital shares sold	115,741
Prepaid expenses	13,073
Total assets	51,633,106

LIABILITIES:
Payable to investment adviser	31,725
Payable for transfer agent fees & expenses	25,518
Payable for postage & printing fees	24,788
Payable for fund administration & accounting fees	20,445
Payable for audit fees	8,754
Payable for compliance fees	3,715
Payable for trustee fees	3,664
Payable for custody fees	3,494
Payable for capital shares redeemed	2,631
Accrued expenses	3,503
Total liabilities	128,237

NET ASSETS	$51,504,869

NET ASSETS CONSIST OF:
Paid-in capital	$34,090,920
Total distributable earnings	17,413,949
Net Assets	$51,504,869

Shares issued and outstanding (1)	1,354,101
Net asset value, redemption price and offering price per share (2)	$38.04

(1) Unlimited shares authorized without par value.
(2) A redemption fee of 2.00% is assessed against shares redeemed within 60 days of purchase.

See Notes to Financial Statements.

C S C A X

Statement of Operations	Semi-Annual Report 2022 — CSCAX
For the Period Ended March 31, 2022 (unaudited)	Cove Street Capital Small Cap Value Fund

INVESTMENT INCOME:
Dividend income	$154,865
Interest income	278
Total investment income	155,143

EXPENSES:
Investment adviser fees (See Note 4)	261,669
Fund administration & accounting fees (See Note 4)	41,903
Transfer agent fees & expenses (See Note 4)	32,494
Federal & state registration fees	12,411
Postage & printing fees	12,004
Audit fees	10,256
Legal fees	5,998
Trustee fees	9,298
Compliance fees (See Note 4)	7,462
Custody fees (See Note 4)	6,170
Insurance expense	1,100
Other expenses	2,414
Total expenses before interest	403,179
Interest expense (See Note 9)	1,198
Total expenses before waiver	404,377
Less: waiver from investment adviser (See Note 4)	(18,371)
Net expenses	386,006

NET INVESTMENT LOSS	(230,863)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	11,177,197
Net change in unrealized appreciation/depreciation on investments	(9,356,220)
Net realized and unrealized gain on investments	1,820,977

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,590,114

See Notes to Financial Statements.

C S C A X

Statements of Changes in Net Assets	Semi-Annual Report 2022 — CSCAX
March 31, 2022 (unaudited)	Cove Street Capital Small Cap Value Fund

	Six Months Ended March 31, 2022 (Unaudited)	Year Ended September 30, 2021

OPERATIONS:
Net investment income (loss)	$(230,863)	$1,153,931
Net realized gain on investments	11,177,197	7,449,800
Net change in unrealized appreciation/depreciation on investments	(9,356,220)	29,800,004
Net increase in net assets from operations	1,590,114	38,403,735

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,461,013	9,471,335
Proceeds from reinvestments of distributions	5,948,029	982,224
Payments for shares redeemed	(25,195,865)	(48,899,527)
Redemption fees	2,355	3,693
Decrease in net assets resulting from capital share transactions	(16,784,468)	(38,442,275)

DISTRIBUTIONS TO SHAREHOLDERS:	(6,761,144)	(1,099,558)

TOTAL DECREASE IN NET ASSETS	(21,955,498)	(1,138,098)
	3503
NET ASSETS:
Beginning of period	73,460,367	74,598,465
End of period	$51,504,869	$73,460,367

See Notes to Financial Statements.

C S C A X

Financial Highlights	Semi-Annual Report 2022 — CSCAX
(for a Fund Share Outstanding Throughout the Periods)	Cove Street Capital Small Cap Value Fund

	Six Months Ended March 31, 2022 (unaudited)	2021	2020	2019	2018	2017
PER SHARE DATA:

Net asset value, beginning of period	$40.91	$27.56	$34.89	$37.51	$36.49	$34.21

Investment operations:
Net investment income (loss)	(0.17)	0.60	0.35	0.24	(0.04)	(0.18)
Net realized and unrealized gain (loss) on investments	1.46	13.17	(7.40)	(1.84)	2.10	2.92
Total from investment operations	1.29	13.77	(7.05)	(1.60)	2.06	2.74

Less distributions:
From net investment income	(0.46)	(0.42)	(0.28)	-	-	-
From net realized gains	(3.70)	-	-	(1.02)	(1.04)	(0.46)
Total distributions	(4.16)	(0.42)	(0.28)	(1.02)	(1.04)	(0.46)
Paid-in capital from redemption fees	– (1)	– (1)	– (1)	– (1)	– (1)	– (1)

Net asset value, end of period	$38.04	$40.91	$27.56	$34.89	$37.51	$36.49

TOTAL RETURN (2)	2.61%	50.33%	-20.43%	-4.26%	5.92%	8.17%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$51.5	$73.5	$74. 6	$121.4	$148.4	$147.4

Ratio of expenses to average net assets:
Before expense waiver/recoupment (3)	1.31%	1.22%	1.18%	1.22%	1.16%	1.20%
After expense waiver/recoupment (3)	1.25%	1.22%	1.18%	1.23%	1.16%	1.20%

Ratio of net investment income (loss) to
average net assets:
After expense waiver/recoupment (3)	(0.75)%	1.27%	0.95%	0.65%	(0.11)%	(0.59)%

Portfolio turnover rate (2)	21%	68%	70%	53%	59%	48%

(1)	Amount per share is less than $0.01

(2)	Not annualized for periods less than one year.

(3)	Annualized for periods less than one year.

See Notes to Financial Statements

C S C A X

Semi-Annual Report 2022 — CSCAX	Notes to Financial Statements
Cove Street Capital Small Cap Value Fund	March 31, 2022 (unaudited)

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Cove Street Capital Small Cap Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is capital appreciation.  The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The Fund commenced operations on September 30, 1998 and currently offers Institutional Class shares. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, as necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax or excise tax provision is required. As of and during the period ended March 31, 2022, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2022, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the period ended March 31, 2022, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. tax authorities for tax years prior to the year ended September 30, 2018.

Security Transactions, Income, and Distributions – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income and expense is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. The Fund will establish a reserve for interest receivable when it becomes probable that the interest will not be collected, and the amount of uncollectible interest can be reasonably estimated. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method.

The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividend paid deduction. The Fund distributes substantially all net investment income and net realized capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund

C S C A X

Notes to Financial Statements - (continued)	Semi-Annual Report 2022 — CSCAX
March 31, 2022 (unaudited)	Cove Street Capital Small Cap Value Fund

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Allocation of Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Illiquid or Restricted Securities – A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees (the “Board”) as reflecting fair value. The Fund will not hold more than 15% of the value of its net assets in illiquid securities. Certain restricted securities may be considered illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Board as reflecting fair value. At March 31, 2022, the Fund had investments in illiquid securities with a total value of $1,120,500 or 2.2% of total net assets.

Information concerning illiquid securities, including restricted securities considered to be illiquid, is as follows:

Security	Shares	Date Acquired	Cost Basis
IEH Corp.	90,000	Aug. 2021	$ 1,332,900

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

C S C A X

Semi-Annual Report 2022 — CSCAX	Notes to Financial Statements - (continued)
Cove Street Capital Small Cap Value Fund	March 31, 2022 (unaudited)

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Equity Securities – Equity securities that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices, or last trade.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices, or last trade is used, these securities are categorized in Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume, liquidity, and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value per share.  The Board has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2022:

	Level 1	Level 2	Level 3	Total
Common Stocks	$49,473,012	$1,120,500	$-	$50,593,512
Short-Term Investment	899,856	-	-	899,856
Total Investments in Securities	$50,372,868	$1,120,500	$-	$51,493,368

Refer to the Schedule of Investments for further information on the classification of investments.

4. INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Cove Street Capital, LLC (the “Adviser”) to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund's average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.25% of the average daily net assets. Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period of thirty-six months following the month during which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the expense reimbursement occurred and at the time of recoupment. The Operating Expenses Limitation Agreement is indefinite in term but cannot be terminated within a year after the effective date of the Fund’s prospectus. After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board or the Adviser, with the consent of the Board. The Fund did not recoup any previously waived fees for the period ended March 31, 2022. As of March 31, 2022, the Fund had $3,601 and $18,371 in previously waived fees or reimbursed expenses subject to potential recovery by August 31, 2024 and March 31, 2025, respectively.

C S C A X

Semi-Annual Report 2022 — CSCAX	Notes to Financial Statements - (continued)
Cove Street Capital Small Cap Value Fund	March 31, 2022 (unaudited)

U.S. Bancorp Fund Services, LLC (the “Administrator”), doing business as U.S. Bank Global Fund Services, acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust, including the Chief Compliance Officer, are employees of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums. Fees paid by the Fund for administration and accounting, transfer agency, custody and compliance services for the period ended March 31, 2022, are disclosed in the Statement of Operations.

5.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	For the Period Ended March 31, 2022	For the Year Ended September 30, 2021
Institutional Class:
Shares sold	65,207	249,404
Shares issued to holders in reinvestment of distributions	151,353	29,719
Shares redeemed	(657,900)	(1,190,450)
Net decrease in shares outstanding	(441,340)	(911,327)

6.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding Short-Term investments, by the Fund for the period ended March 31, 2022, were as follows:

	Purchases	Sales
U.S. Government Securities	$-	$-
Other Securities	$11,999,722	$33,718,331

C S C A X

Notes to Financial Statements - (continued)	Semi-Annual Report 2022 — CSCAX
March 31, 2022 (unaudited)	Cove Street Capital Small Cap Value Fund

7.  INCOME TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Fund and the total cost of securities for federal income tax purposes at September 30, 2021, the Fund’s most recently completed fiscal year-end, were as follows:

Aggregate Gross Appreciation	Aggregate Gross Depreciation	Net Unrealized Appreciation	Federal Income Tax Cost
$20,377,588	$(1,635,567)	$18,702,021	$54,884,421

Any difference between book-basis and tax-basis unrealized appreciation would be attributable primarily to the tax deferral of losses on wash sales and partnerships in the Fund.

At September 30, 2021, the Fund’s components of distributable earnings on a tax-basis were as follows:

Undistributed Ordinary Income	Undistributed Long- Term Capital Gain	Other Accumulated Gains	Unrealized Appreciation	Total Distributable Earnings
$3,882,958	$-	$-	$18,702,021	$22,584,979

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of a Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended September 30, 2021, the Fund did not defer any qualified late year losses and the Fund utilized $1,577,983 of capital loss carryforwards. As of September 30, 2021, the Fund had no capital loss carryforward.

The tax character of distributions paid for the period ended March 31, 2022, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$3,882,964	$2,878,180	$6,761,144
Amount per Share	$2.38175	$1.77867	$4.16042

The tax character of distributions paid for the year ended September 30, 2021, were as follows:

	Ordinary Income*	Long Term Capital Gains	Total
Amount in Dollars	$1,099,558	$-	$1,099,558
Amount per Share	$0.42111	$-	$0.42111

*For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

Continued on next page.

C S C A X

Semi-Annual Report 2022 — CSCAX	Notes to Financial Statements - (continued)
Cove Street Capital Small Cap Value Fund	March 31, 2022 (unaudited)

8. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of March 31, 2022, Charles Schwab & Co., for the benefit of its customers, owned 29.09% of the Fund's outstanding shares.

9. LINE OF CREDIT

The Fund has established an unsecured line of credit (“LOC”) in the amount of $10,000,000, 15% of gross market value of the Fund, or 33.33% of the fair value of the Fund’s unencumbered assets, whichever is less. The LOC matures unless renewed on July 22, 2022. This LOC is intended to provide short-term financing, if necessary, subject to certain restrictions and covenants in connection with shareholder redemptions and other short-term liquidity needs of the Fund. The LOC is with the Custodian. Interest is charged at the prime rate which was 3.50% as of March 31, 2022. The interest rate during the period was between 3.25% and 3.50%. The Fund has authorized the Custodian to charge any of the Fund’s accounts for any missed payments. The weighted average interest rate paid on outstanding borrowings for the Fund was 3.25%. For the period ended March 31, 2022, the Fund’s LOC activity was as follows:

LOC Agent	Average Borrowings	Amount Outstanding as of March 31, 2022	Interest Expense	Maximum Borrowing	Date of Maximum Borrowing
U.S. Bank N.A.	$72,929	$ -	$1,198	$3,260,000	February 4, 2022

10. REGULATORY UPDATE

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements, if any.

11. COVID-19

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Fund's investments, impair the Fund's ability to satisfy redemption requests, and negatively impact the Fund's performance.

C S C A X

 APPENDIX

Appendix Contents

Additional Information

Privacy Notice

Semi-Annual Report 2022 — CSCAX	Additional Information - (continued)
Cove Street Capital Small Cap Value Fund	(unaudited)

Approval of Investment Advisory Agreement

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 22-23, 2022, the Trust’s Board of Trustees (“Board”), each of whom were present virtually via video conference, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, (“Independent Trustees”) considered and approved the continuation of the Investment Advisory Agreement between the Trust and Cove Street Capital, LLC (“Cove Street” or the “Adviser”) regarding the Cove Street Capital Small Cap Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 11, 2022, the Trustees received and considered information from Cove Street and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”). Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement. This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following with respect to the Fund: (1) the nature, extent, and quality of the services provided by Cove Street with respect to the Fund; (2) the Fund’s historical performance and the performance  of  other investment accounts managed by Cove Street; (3) the costs of the services provided by Cove Street and the profits realized by Cove Street from services rendered to the Fund; (4) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (5) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (6) other benefits to Cove Street resulting from its relationship with the Fund. In their deliberations, the Trustees weighed to varying degrees the importance of the information provided to them, and did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including at an in-person presentation by a representative of Cove Street, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Cove Street set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services that Cove Street performs, investment advisory fees the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment. The  material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

C S C A X

Semi-Annual Report 2022 — CSCAX	Additional Information - (continued)
Cove Street Capital Small Cap Value Fund	(unaudited)

Approval of Investment Advisory Agreement - Continued

Nature, Extent and Quality of Services Provided. The Trustees considered the scope of services that Cove Street provides under the Investment Advisory Agreement, noting that such services include, but are not limited   to, the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies, if any, with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Cove Street effects on behalf of the Fund; (5) selecting broker- dealers to execute orders on behalf of the Fund; and (6) monitoring and maintaining the Fund’s compliance with policies and procedures of the Trust and with applicable securities laws

The Trustees considered the investment philosophy of the portfolio manager and his extensive investment analysis and management experience which spans nearly thirty years and is focused on investment strategies and techniques similar to those used to manage the Fund’s assets. The Trustees further considered that he has managed the Fund, including its predecessors, since inception in 1998. The Trustees also reviewed Cove Street’s financial statements and capitalization and concluded that Cove Street had sufficient resources to support the management of the Fund. The Trustees concluded that they were satisfied with the nature, extent and quality of services that Cove Street provides to the Fund under the Investment Advisory Agreement.

Fund Historical Performance and the Overall Performance of Cove Street. In assessing the quality of the portfolio management delivered by Cove Street, the Trustees reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to appropriate benchmark indices, the Fund’s peer funds according to Morningstar classifications, and as compiled by Barrington Partners (the “Morningstar BP Cohort”), and the composite of separate accounts that Cove Street manages utilizing a similar investment strategy as that of the Fund. When reviewing the Fund’s performance against its Morningstar BP Cohort, the Trustees took into account that the Fund’s performance for the one-year, three-year, five-year, and ten-year periods ended September 30, 2021, trailed Morningstar BP Cohort average. The Trustees also noted that the Fund had underperformed the benchmark Russell 2000 Total Return Index for the one-year, three-year, five-year, ten-year periods ended December 31, 2020, but outperformed the Russell 2000 Total Return Index for the year-to-date period ended September 30, 2021 and the since inception period ended December 31, 2020. The Trustees observed that the Fund’s performance was consistent with the performance of a composite of similar accounts managed by Cove Street over relevant time periods, although there was some discrepancy attributable to Cove Street’s efforts to mitigate the tax impact on taxable accounts in the composite. In addition, the Trustees  considered that the Fund had achieved positive total returns over the 10-year period ended September 30, 2021.

C S C A X

Semi-Annual Report 2022 — CSCAX	Additional Information - (continued)
Cove Street Capital Small Cap Value Fund	(unaudited)

 Approval of Investment Advisory Agreement - Continued

Cost of Advisory Services and Profitability.   The Trustees considered the annual advisory fee that the Fund   pays to Cove Street under the Investment Advisory Agreement, as well as Cove Street’s profitability from services that Cove Street rendered to the Fund during the 12-month period ended September 30, 2021. The Trustees also considered the effect of an expense limitation agreement on Cove Street’s compensation and that Cove Street has contractually agreed to reduce its advisory fees and, if necessary, reimburse the Fund for operating expenses, as specified in the Fund’s prospectus. The Trustees noted that, for the Fund’s fiscal year ended September 30, 2021, the Fund was operating below the expense cap. The Trustees further considered that the management fees that Cove Street charges to separately managed accounts with similar investment strategies to that of the Fund are higher than the advisory fee that the Fund pays to Cove Street.

The Trustees concluded that Cove Street’s service relationship with the Fund provides a reasonable profit.

Comparative Fee and Expense Data. The Trustees considered a comparative analysis of  the  contractual  expenses borne by the Fund and those of funds in the same Morningstar BP Cohort. The Trustees noted the Fund’s management fee was above the Morningstar BP Cohort average management fees reported. The Trustees also considered that the total expenses of the Fund were higher than the average total expenses reported for the Morningstar BP Cohort, but that the average net assets of funds comprising the peer group were significantly higher than the assets of the Fund. While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Cove Street’s advisory fee continues to be reasonable.

Economies of Scale. The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints. The Trustees took into account the fact that Cove Street expressed reservation about the implementation of breakpoints because of concerns about capacity constraints associated with the Fund’s strategy of investing in small cap stocks. The Trustees noted given current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and Fund asset levels increase.

Other Benefits. The Trustees considered the direct and indirect benefits that could be realized by the Adviser from its relationship with the Fund. The Trustees considered that Cove Street does not utilize soft dollar arrangements  with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions. The Trustees considered that Cove Street may receive some form of reputational benefit from services rendered to the Fund, but that such benefits are immaterial and cannot otherwise be quantified. The Trustees concluded that Cove Street does not receive additional material benefits from its relationship with the Fund.

C S C A X

Semi-Annual Report 2022 — CSCAX	Additional Information - (continued)
Cove Street Capital Small Cap Value Fund	(unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Part F of Form N-PORT is available without charge upon request by calling 1-866-497-0097.

AVAILABILITY OF FUND PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-866-497-0097.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (1) without charge, upon request, by calling 1-866-497-0097, or (2) on the SEC’s website at www.sec.gov.

C S C A X

Privacy Notice	Semi-Annual Report 2022 — CSCAX
(unaudited)	Cove Street Capital Small Cap Value Fund

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

C S C A X

Semi-Annual Report 2022

Cove Street Capital
Small Cap Value Fund

C   S   C   A  X

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-866-497-0097.

INVESTMENT ADVISER Cove Street Capital, LLC 2101 East El Segundo Boulevard, Suite 302 El Segundo, CA 90245	DISTRIBUTOR Quasar Distributors, LLC 111 E. Kilbourn Avenue, Suite 2200 Milwaukee, WI 53202

CUSTODIAN U.S. Bank N.A. 1555 North Rivercenter Drive, Suite 302 Milwaukee, WI 53212	ADMINISTRATOR, FUND ACCOUNTANT AND TRANSFER AGENT U.S. Bancorp Fund Services, LLC 615 E. Michigan Street Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Cohen & Company, Ltd. 342 N. Water Street, Suite 830 Milwaukee, WI 53202	LEGAL COUNSEL Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103

www.CoveStreetFunds.com

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to Registrants who are not listed as issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholder may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the Registrant’s independent public accountant.  There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Managed Portfolio Series

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 6, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, President

Date    June 6, 2022

By (Signature and Title)      /s/Benjamin J. Eirich
Benjamin J. Eirich, Treasurer

Date    June 6, 2022